Exhibit 99.1

Remedent Reports Fiscal Third Quarter 2010 Results and
Remedent to Host a Conference Call at 11:00 am EST, Thursday, February 18, 2010

DEURLE, BELGIUM - February 17, 2010, Remedent, Inc.  (OTCBB:REMI - News), an international company specializing in the research, development, and manufacturing of oral care and cosmetic dentistry products, reported results for the fiscal third quarter ended December 31, 2009 (in U.S. dollars).

Net sales in the third quarter decreased 62% to $1.8 million from $4.8 million in the same year-ago quarter. The decrease in sales was primarily due to the non-recurrence of license fees received from Denmat, specifically $2,500,000 during the three months ended December 31, 2008.

Loss from operations in the third quarter was $964,000, as compared to a loss from operations of $467,000 in the same year-ago quarter, which was attributable to non-recurring license fees as discussed above, the planned U.S. reorganization, and an agreed settlement with an OTC customer.

Net loss for the third quarter totaled $836,000 or $(0.04) per share (after minority interest and based on 20 million weighted average basic shares outstanding), as compared to net income of $2.5 million or $0.13 per share (based on 19 million weighted average basic shares outstanding) in the same year-ago quarter. The net loss in the third fiscal quarter included a charge of $8,000 for warrants issued during the quarter, as compared to the year-ago quarterly loss which included a $4.3 million charge for warrants issued.

Cash and cash equivalents totaled $1.4 million at December 31, 2009 as compared to $1.8 million at March 31, 2009.

Management Commentary

"We have now established a new worldwide production facility in China," said Guy De Vreese, CEO of Remedent. "Our goal has been to prepare for increasing demand and improved margins, while maintaining the quality of our dental veneers. We achieved this in the second quarter and in the third quarter have been delivering veneers with exceptional thinness and durability.  Our new manufacturing facility has enabled us to increase both capacity and timeliness of shipments, while reducing costs.”

Exhibit 99.1

New Remedent Web Site

On November 19, 2009, Remedent unveiled new corporate website at www.Remedent.com featuring its latest dental technologies. This includes GlamStripTM for the single-motion application of dental veneers, and FirstFit, a revolutionary solution for dental bridges and crowns. The highly interactive website features new before and after images as well as engaging videos.

The site also provides coverage of the FirstFit presentation at the Den-Mat Education Destination Seminar in Las Vegas, which was held on November 7, 2009.  The presentation was conducted by Remedent's CEO, Guy De Vreese, with the Belgian inventor of FirstFit, Dr. Evelyne Jacquemyns, presenting live via webcast from one of Remedent's international GlamSmile locations in Dubai, UAE. The event represented the first official presentation of the new bridge and crown technology to dentists in the United States.

Teleconference Information

Remedent will host a conference call on February 18th, 2010, at 11 am Eastern time (8:00 am Pacific time) to discuss these results. A question and answer session will follow management's presentation. To participate in the call, dial the appropriate number 5-10 minutes prior to the start time, request the Remedent conference call and provide the conference ID.

Participant Dial-In Numbers:
Date: February 18, 2010
Time: 11:00 am Eastern time (8:00 am Pacific time)
Dial-In Number: 1-800-894-5910
International: 1-785-424-1052
Conference ID#: 7REMEDENT

A simultaneous webcast and replay of the call will be accessible via this link: http://viavid.net/dce.aspx?sid=00006DEA.

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization and ask you to wait until the call begins. A telephone replay of the call will be available from 2:00 p.m. Eastern time on the same day until March 17, 2010.
Toll-free replay number: 1-800-723-0394
International replay number: 1-402-220-2649
(No passcode required)

About Remedent

Remedent, Inc. specializes in the research, development, manufacturing and marketing of oral care and cosmetic dentistry products. The company serves professional dental industry with breakthrough technology for dental veneers, bridges and crowns that are recognized worldwide for their technological superiority and ease-of-application. These products are supported by a line of professional veneer whitening and teeth sensitivity solutions. Headquartered in Belgium, Remedent distributes its products to more than 35 countries worldwide. For more information, go to www.remedent.com.

Exhibit 99.1

Statement under the Private Securities Litigation Reform Act of 1995

Statements in this press release that are "forward-looking statements" are based on current expectations and assumptions that are subject to risks and uncertainties. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause Remedent's actual operating results to be materially different from any historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe these risks and uncertainties, readers are urged to consider statements that contain terms such as "believes," "belief," "expects," "expect," "intends," "intend," "anticipate," "anticipates," "plans," "plan," "projects," "project," to be uncertain and forward-looking. Actual results may differ materially because of such risks and uncertainties and the reported results should not be considered as an indication of future performance. For further information regarding risks and uncertainties associated with Remedent's business, please refer to the risk factors described in Remedent's filings with the Securities and Exchange Commission, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

Exhibit 99.1

REMEDENT, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,2009	March 31,
	(unaudited)	2009

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,386,231	$1,807,271
Accounts receivable, net of allowance for doubtful accounts of $36,982 at December 31, 2009 and $33,966 at March 31, 2009	1,146,859	3,208,120
Inventories, net	2,415,977	1,937,946
Prepaid expenses	1,512,581	1,310,900

Total current assets	6,461,648	8,264,237

PROPERTY AND EQUIPMENT, NET	1,320,352	1,024,999
OTHER ASSETS
Long term investments and advances	750,000	750,000
Patents, net	200,304	163,106

Total assets	$8,732,304	$10,202,342

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current portion, long term debt	$39,797	$78,798
Line of Credit	1,186,103	660,200
Accounts payable	2,204,277	1,398,420
Accrued liabilities	721,087	1,590,360
Income taxes payable	37,466	39,339

Total current liabilities	4,188,730	3,767,117
Long term debt less current portion	303,173	100,542

Total liabilities	4,491,903	3,867,659

EQUITY:
REMEDENT, INC. STOCKHOLDERS' EQUITY
Preferred Stock $0.001 par value (10,000,000 shares authorized, none issued and outstanding)	--	--
Common stock, $0.001 par value; (50,000,000 shares authorized, 19,995,969 shares issued and outstanding at December 31, 2009 and March 31, 2009)	19,996	19,996
Treasury stock, at cost; 723,000 shares at September 30, 2009 and March 31, 2009	(831,450)	(831,450)
Additional paid-in capital	24,578,643	24,106,055
Accumulated deficit	(19,440,363)	(17,216,028)
Accumulated other comprehensive (loss)
(foreign currency translation adjustment)	(547,110)	(640,595)

Total Remedent, Inc. stockholders' equity	3,779,716	5,437,978
Non-controlling interest	460,685	896,705

Total stockholders' equity	4,240,401	6,334,683

Total liabilities and equity	$8,732,304	$10,202,342

Exhibit 99.1

REMEDENT, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	For the three months ended
	December 31,
	2009	2008

Net sales	$1,834,021	$4,842,648
Cost of sales	972,247	2,909,531

Gross profit	861,774	1,933,097

Operating Expenses
Research and development	150,225	56,006
Sales and marketing	403,171	912,422
General and administrative	1,065,114	1,268,500
Depreciation and amortization	206,923	167,399

TOTAL OPERATING EXPENSES	1,825,433	2,400,327

INCOME (LOSS) FROM OPERATIONS	(963,659)	(467,230)

OTHER INCOME (EXPENSES)
Warrants issued	(8,350)	-
Gain on disposition of OTC	-	2,830,953
Interest expense	(56,915)	(168,659)
Interest income	24,179	289,646

TOTAL OTHER INCOME (EXPENSES)	(41,086)	2,951,940

NET LOSS (Income)	(1,004,745)	2,484,710

LESS: NET LOSS ATTRIBUTABLE TO
NON-CONTROLLING INTEREST	(168,624)	-

NET LOSS (Income)ATTRIBUTABLE TO REMEDENT, INC.
Common Stockholders	$(836,121)	$2,484,710

LOSS PER SHARE
Basic	$(0.04)	$0.13

Fully diluted	$(0.04)	$0.08

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	19,995,969	19,332,760

Fully diluted	33,789,738	31,371,629

Exhibit 99.1

Contact:

Company Contact:
Stephen Ross
Chief Financial Officer
Remedent, Inc.
Tel 310-922-5685
Email Contact